Exhibit 99.E

NOTE:
     This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso’s and its subsidiaries’debt obligations that mature through December 31, 2009. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso’s 2006 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the six months ended June 30, 2007, as filed with the Securities and Exchange Commission.
     The information in this Debt Maturity Schedule is accurate as of June 30, 2007. Although we may periodically update the information posted to our website, we undertake no obligation to do so.
El Paso Corporation
Debt Maturity Schedule Through 2009
As of June 30, 2007
($ in Millions)

	Interest	Maturity	Principal
Description	Rate	Date	6/30/2007

2007

3Q07
El Paso Corporation	7.625%	8/16/2007	43
Other Financing — Amortizing Debt *	Various		3

			46

4Q07
El Paso Corporation	6.750%	10/1/2007	26
Southern Natural Gas Company	6.700%	10/1/2007	48
El Paso Corporation	6.950%	12/15/2007	95
Other Financing — Amortizing Debt *	Various		4

			173

Total 2007			$219

2008

1Q08
El Paso Corporation	6.625%	2/1/2008	51
El Paso Tennessee Pipeline Co.	10.000%	3/15/2008	26
Other Financing — Amortizing Debt *	Various		3

			80

2Q08
El Paso Corporation	6.500%	6/1/2008	137
Other Financing — Amortizing Debt *	Various		3

			140

3Q08
El Paso Corporation	7.625%	9/1/2008	70
Southern Natural Gas Company	6.125%	9/15/2008	100
Other Financing — Amortizing Debt *	Various		3

			173

4Q08
Other Financing — Amortizing Debt *	Various		4

			4

Total 2008			$397

Notes:
 * This represents amortizing debt obligations for the quarter.

El Paso Corporation
Debt Maturity Schedule Through 2009
As of June 30, 2007
($ in Millions)

	Interest	Maturity	Principal
Description	Rate	Date	6/30/2007

2009

1Q09
El Paso Corporation	6.375%	2/1/2009	112
Other Financing — Amortizing Debt *	Various		3

			115

2Q09
El Paso Corporation — 500MM Euro	7.125%	5/6/2009	515
El Paso Corporation	6.750%	5/15/2009	413
Other Financing — Amortizing Debt *	Various		4

			932

3Q09
El Paso Corporation — Revolver	LIBOR + 1.25%	7/31/2009	75
Other Financing — Amortizing Debt *	Various		4

			79

4Q09
Other Financing — Amortizing Debt *	Various		4

			4

Total 2009			$1,130

Notes:
 * This represents amortizing debt obligations for the quarter.